UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No.     )

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LIME ENERGY CO.
(Name of Registrant As Specified In Its Charter)
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LIME ENERGY CO.

3 Convery Blvd., Suite 600

Woodbridge, New Jersey 07095

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

AND INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY.

To our fellow Stockholders:

Notice is hereby given that holders of a majority of the voting power represented by the issued and outstanding shares of common stock and Series C Convertible Preferred Stock of Lime Energy Co., a Delaware corporation (which we refer to in this notice as “the Company,” “we,” “us,” or “our”), have ratified and approved by written consent (the “Written Consent”) an amendment to our 2008 Long-Term Incentive Plan to increase the number of shares available for issuance under it (the “Plan Amendment”).

Under rules of the NASDAQ Stock Market LLC, the Company’s adoption of the Plan Amendment required the approval of our stockholders. The Written Consent, which was executed on August 10, 2015, will not become effective until a date that is at least 20 calendar days after the mailing of the accompanying information statement.

The Written Consent has already been delivered and we are not soliciting your vote or consent. This notice and the accompanying information statement constitute notice to you from the Company of the approval by written consent, as contemplated by Section 228(e) of the Delaware General Corporation Law, of certain corporate actions by less than the unanimous written consent of our stockholders.

The information statement is first being mailed to our stockholders on or about September 25, 2015.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND

NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER THIS MATTER.

By Order of the Board of Directors,

/s/ Mary Colleen Brennan
Mary Colleen Brennan
Secretary

Woodbridge, New Jersey
September 23, 2015

i

LIME ENERGY CO.

3 Convery Blvd., Suite 600

Woodbridge, New Jersey 07095

INFORMATION STATEMENT

Pursuant to Section 14(c) of the Securities Exchange Act of 1934

THIS INFORMATION STATEMENT IS BEING SENT TO YOU FOR INFORMATIONAL PURPOSES ONLY AND NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

We Are Not Asking You for a Proxy and You are Requested Not to Send Us a Proxy.

INTRODUCTION

On July 24, 2015, the Compensation Committee of the Board of Directors (the “Board of Directors”) of Lime Energy Co., a Delaware corporation, which we refer to as (“the Company,” “Lime,” “we,” “us” or “our,” approved an amendment to the Lime Energy Co. 2008 Long-Term Incentive Plan (the “2008 Plan”) to increase the maximum number of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), authorized for issuance under the 2008 Plan by 1,000,000 shares; from 585,718 shares to 1,585,718 shares (the “Plan Amendment”). The Board of Directors subsequently adopted the Plan Amendment and recommended it for stockholder approval. On August 10, 2015, three of our stockholders (the “Majority Stockholders”) owning, together, 6,058,333 shares of Common Stock and 10,000 shares of our Series C Convertible Preferred Stock (the “Series C Preferred Stock”), or approximately 75% of our then outstanding voting securities, executed a written consent (the “Written Consent”) approving the Plan Amendment.

Pursuant to the requirements of Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Section 228(d) of the Delaware General Corporation Law (the “DGCL”), this Information Statement is being furnished by the Board of Directors to the stockholders of record as of August 10, 2015. The Plan Amendment will not become effective until 20 calendar days after the date this Information Statement is first mailed to our stockholders. There are no rights of appraisal or similar rights of dissenters with respect to the Plan Amendment.

This Information Statement is first being sent to stockholders on or about September 25, 2015. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them on August 10, 2015. We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.

SUMMARY OF THE PLAN

The following is a summary of the 2008 Plan. This summary is qualified in its entirety by reference to the complete text of the 2008 Plan, which is appended to this Information Statement as Annex B. You are urged to read the actual text of the 2008 Plan in its entirety.

General Information

The 2008 Plan was approved and adopted by the Company’s stockholders on June 4, 2008 and it replaced the 2001 Stock Incentive Plan. The purpose of the 2008 Plan is to enhance long-term profitability and stockholder value by offering Common Stock and Common Stock-based and other performance incentives to certain of our employees, directors, and consultants. We also view the 2008 Plan as a vehicle to attract and retain employees who are key to our growth and success, and to align our employees’ economic incentives with those of our stockholders.

At its inception, the 2008 Plan provided that up to 40,000 shares of our common stock could be delivered under it. In addition, the 2008 Plan provided for automatic annual increases in the plan capacity by an additional 14,286 shares. On November 26, 2008, the holders of a majority of our capital stock then outstanding ratified amendments to the 2008 Plan to (i) increase the plan capacity to 90,000 shares, and (ii) raise the automatic annual increases in the plan capacity to 35,715 shares. In 2010, the Compensation Committee approved, and our stockholders ratified, a second amendment to the 2008 Plan to increase the plan capacity to 407,143 shares. Since the second amendment, subsequent automatic annual increases have increased the plan capacity by an additional 178,575 shares, from 407,143 shares to 585,718 shares of Common Stock. All share amounts discussed in this information statement give effect to the one-for-seven reverse stock split effected on October 10, 2013.

We believe that our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. Our management relies on equity-based compensation both to provide a performance incentive to employees and to encourage broad employee stock ownership in the Company. Equity-based grants are designed to align the interests of each participating employee with those of the stockholders and provide each such individual with a significant incentive to view the Company from the perspective of an owner with an equity stake. We believe that the Plan Amendment is essential to permit our management to continue the pursuit of these objectives.

Eligible Participants

Participation in the 2008 Plan is limited to selected employees, consultants, advisors, independent contractors and directors.

Number of Shares of Common Stock Available Under the 2008 Plan

Prior to the Plan Amendment, up to 585,718 shares of Common Stock may be issued pursuant to awards under the 2008 Plan. On the effective date of the Plan Amendment, the total number of shares of Common Stock that may be issued pursuant to awards under the 2008 Plan will increase to 1,585,718 shares.

Plan Administration

The 2008 Plan is administered by the Compensation Committee of our Board of Directors, which has exclusive authority to grant awards under the 2008 Plan and to make all interpretations and determinations affecting the 2008 Plan. The Compensation Committee has the discretion to select award recipients, determine the type of each award and the number of shares to be covered by the award, any vesting restriction or limitation, and other terms and conditions of any award. No individual may, in any calendar year, receive stock options, stock appreciation rights, and stock awards covering more than 1,000,000 shares of Common Stock under the 2008 Plan.

Plan Amendment

Our Board of Directors at any time, and from time to time, may amend the 2008 Plan. No amendment is effective unless approved by our stockholders to the extent stockholder approval is necessary to satisfy the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), any federal or state law or regulation, or any securities exchange listing requirements.

Termination of the Plan

Our Board of Directors or stockholders may terminate the 2008 Plan at any time. Unless terminated earlier, the 2008 Plan will terminate on April 22, 2018. No incentive stock options may be granted after April 7, 2018 and no stock awards may be granted under the 2008 Plan after it is terminated.

Types of Awards

Stock Options

A stock option is the right to purchase shares of our Common Stock at a fixed exercise price for a fixed period of time. The plan administrator determines the exercise price of non-statutory and incentive stock options granted under the 2008 Plan, but the exercise price must be at least equal to the fair market value of our Common Stock on the date of grant. In addition, the exercise price for any incentive stock option granted to any employee owning more than 10% of our Common Stock may not be less than 110% of the fair market value of our Common Stock on the date of grant. Additional terms, including duration, vesting, and manner of exercise, are determined by the plan administrator at the time of grant.

Restricted Stock and Restricted Stock Units

The Compensation Committee, as the plan administrator, has the authority to grant restricted stock and restricted stock units awards pursuant to the terms of an award agreement. The Compensation Committee has the authority to prescribe the form, terms, and conditions of each award agreement.

Other Awards

In addition, the 2008 Plan provides for awards in the form of stock appreciation rights, other stock awards, and performance awards.

Federal Income Tax Consequences of Awards

The following is a general summary as of this date of the federal income tax consequences to us and to U.S. participants for awards granted under the 2008 Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different.

Incentive Stock Options

For federal income tax purposes, the holder of an incentive stock option receives no taxable income at the time of the grant or exercise of the incentive stock option. If such person retains the Common Stock for a period of at least two years after the option is granted and one year after the option is exercised, any gain upon the subsequent sale of the Common Stock will be taxed as a long-term capital gain. A participant who disposes of shares acquired by exercise of an incentive stock option prior to the expiration of two years after the option is granted or one year after the option is exercised (a “disqualifying disposition”) will realize ordinary income as of the disposition date equal to the lesser of the gain on the sale or the difference between the fair market value of the shares on the exercise date and the exercise price. The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is an adjustment in computing the holder’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. If a disqualifying disposition occurs, we are entitled to a tax deduction corresponding to the amount of ordinary income recognized by the employee.

Non-Statutory Stock Options

A participant who receives a non-statutory stock option with an exercise price equal to the fair market value of the stock on the grant date generally will not realize taxable income on the grant of such option, but will realize ordinary income at the time of exercise of the option equal to the difference between the option exercise price and the fair market value of the shares on the date of exercise. Any additional gain or loss recognized upon any later disposition of shares would be capital gain or loss. Any taxable income recognized in connection with an option exercise by an employee or former employee of the company is deductible and subject to tax withholding by us.

Restricted Stock Units

If the stock award consists of stock units, no taxable income is reportable when stock units are granted to a participant or upon vesting. A participant who is awarded restricted stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued or cash equivalent paid to such participant at the end of the restriction period or, if later, the payment date, at which time we may also take a deduction for such amount.

Stock Awards

Stock awards are generally taxed upon grant. However, a restricted stock award is subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code to the extent the award will be forfeited in the event that the participant ceases to provide substantial services to us. As a result of this substantial risk of forfeiture, the participant will not recognize ordinary income at the time of award. Instead, the participant will recognize ordinary income on the date(s) when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The participant’s ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date the stock is no longer subject to forfeiture.

The participant may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of award, and the capital gain holding period commences on such date. The ordinary income recognized by an employee or former employee will be subject to tax withholding by us. If the stock award consists of stock units, no taxable income is reportable when stock units are granted to a participant or upon vesting. Upon settlement, the participant will recognize ordinary income in an amount equal to the value of the payment received pursuant to the stock units.

Tax Effect for Our Company

Unless limited by Section 162(m) of the Code, we generally will be entitled to a tax deduction in connection with an award under the 2008 Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income.

Section 162(m) Limits

Section 162(m) of the Code places a limit of $1,000,000 on the amount of compensation that we may deduct in any one year with respect to our Chief Executive Officer and three most highly paid executive officers (other than our Chief Executive Officer and Chief Financial Officer). Certain performance-based compensation approved by stockholders is not subject to the deduction limit. The 2008 Plan is qualified such that stock options and stock appreciation rights under the 2008 Plan may constitute performance-based compensation not subject to Section 162(m) of the Code. One of the requirements for equity compensation plans is that there must be a limit to the number of shares granted to any one individual under the plan. Accordingly, the 2008 Plan provides that no employee may be granted more than 1,000,000 shares in any calendar year.

New Plan Benefits

Except as set forth in the table below, because all awards to be granted in the future under the 2008 Plan are at the discretion of the Compensation Committee, we are unable to determine the dollar value and number of stock awards that may be received by or allocated to eligible participants, including (i) any of our named executive officers, (ii) our current executive officers, as a group, (iii) our employees who are not executive officers, as a group, and (iv) our non-employee directors, as a group. The table below reflects stock option grants that were approved by the Compensation Committee on September 4, 2015 and ratified by the Board of Directors effective September 18, 2015.

2008 Long-Term Incentive Plan

Name and Position	Dollar Value ($) (1)	Number of Shares Underlying Option Awards
C. Adam Procell Chief Executive Officer	$479,490.05	162,539
Mary Colleen Brennan Chief Financial Officer	$217,948.95	73,881

Current Executive Officers as a Group (total of 2)	$697,439.00	236,420
Current Non-Executive Director Group (total of 6)	—	—
Non-Executive Officer Employee Group	$1,283,722.00	435,160

(1)              Based on the closing price of the Common Stock on the NASDAQ Global Select Market on September 17, 2015 ($2.95).

Awards Granted Under the 2008 Plan

As of August 10, 2015, taking into account expired and forfeited grants, we have granted 123,526 shares of Common Stock and options to purchase 647,187 shares of Common Stock. The table below sets forth the number of awards granted through August 10, 2015 under the 2008 Plan to (i) our named executive officers, (ii) our current executive officers as a group, (iii) all current directors who are not executive officers as a group and (iv) all employees, including all current officers who are not executive officers, as a group:

2008 Long-Term Incentive Plan

Name and Position	Number of Shares Underlying Options Awards	Restricted Stock Awards	Total Number of Awards
C. Adam Procell Chief Executive Officer	86,542	26,571	113,113
Mary Colleen Brennan Chief Financial Officer	30,000	5,000	35,000

Current Executive Officers as a Group (total of 2)	116,542	31,571	148,113
Current Non-Executive Director Group (total of 6)	19,916	10,725	30,641
Non-Executive Officer Employee Group	467,199	39,227	506,426

THE PLAN AMENDMENT

Pursuant to the Plan Amendment, the maximum number of shares of Common Stock reserved for issuance under the 2008 Plan will be increased by an additional 1,000,000 shares of Common Stock, from 585,718 to 1,585,718 shares. From the effective date of the Plan Amendment, these additional shares will be available for issuance upon exercise of stock options, grants of restricted stock awards, and any other awards granted under the 2008 Plan. A copy of the Plan Amendment is attached hereto as Annex A-1.

On September 4, 2015, the Compensation Committee approved additional amendments to the 2008 Plan. These amendments, which did not require separate approval of our stockholders, were approved by the Board of Directors on September 18, 2015 and will be reflected in a separate amendment to the 2008 Plan in the form attached hereto as Annex A-2.

Approval by the Board of Directors of the Company

On July 29, 2015, acting on the recommendation of the Compensation Committee, the Board of Directors unanimously adopted the Plan Amendment.

Approval by the Stockholders

We are subject to the rules of the NASDAQ Stock Market LLC. Under its Rule 5635(c), stockholder approval is required prior to the issuance of securities when a stock option or purchase plan is to be established or materially amended or other equity compensation arrangement made or materially amended, pursuant to which stock may be acquired by officers, directors, employees, or consultants.

Under Section 228 of the DGCL, unless prohibited in a corporation’s certificate of incorporation, any action required or permitted by the DGCL to be taken at an annual or special meeting of stockholders of a Delaware corporation may be taken without a meeting, without prior notice, and without a vote if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The Company’s By-Laws allow for, and the Certificate of Incorporation does not prohibit, action by stockholders by written consent, without a meeting and without prior notice.

Holders of a majority of the voting power represented by the issued and outstanding shares of Common Stock and Series C Preferred Stock of the Company executed a Written Consent approving the Plan Amendment on August 10, 2015. No further vote is required to approve the Plan Amendment.

No Dissenters’ Right of Appraisal

Neither the DGCL nor our Certificate of Incorporation provides our stockholders with dissenters’ rights in connection with the Plan Amendment. This means that no stockholder is entitled to receive any cash or other payment as a result of, or in connection with, the Plan Amendment, even if a stockholder has not been given an opportunity to vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of August 10, 2015, the record date, there were 9,564,148 shares of our Common Stock and 10,000 shares of our Series C Preferred Stock issued and outstanding. Each share of Common Stock entitles the holder thereof to one vote with respect to each item to be voted on by holders of the shares of Common Stock. In addition, each share of Series C Preferred Stock entitles the holder thereof to 416.66 votes per share with respect to each item to be voted on, in each case voting together as a single class with holders of our Common Stock, except as provided by law or by the provisions of our Certificate of Incorporation. As of such date, we had no other securities, voting or nonvoting, outstanding.

The following tables set forth information regarding the beneficial ownership of our securities as of August 10, 2015 by:

•                  each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our voting securities;

•                  each of our directors and named executive officers; and

•                  all of our directors and executive officers as a group (eight persons).

Each stockholder’s beneficial ownership is based on 9,564,148 shares of our Common Stock outstanding as of August 10, 2015. Beneficial ownership is determined in accordance with the rules of the SEC. Except as otherwise noted, the persons or entities named have sole voting and investment power with respect to all shares shown as beneficially owned by them, and the address of each person listed in the following table is c/o Lime Energy Co., 3 Convery Blvd., Suite 600, Woodbridge, New Jersey 07095.

Beneficial Owners of Greater Than 5% of Our Voting Securities (determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934):

Title of Class	Name and Address	Amount of Shares Directly Held	Issuable Upon Exercise of Options Exercisable Within 60 Days (1)	Issuable Upon Conversion of Preferred Stock		Total		% of Class
Common Stock	The John Thomas Hurvis Revocable Trust dated March 8, 2002 4065 Commercial Ave. Northbrook, IL 60062	1,956,920	—	—		1,956,920		20.5
Common Stock	Nettlestone Enterprises Limited PO Box 665 Rosenearth, The Grange, St. Peter Port, Guernsey GY1 3SJ	483,809	—	—		483,809		5.1
Common Stock	Richard P. Kiphart 3 Convery Blvd., Suite 600, Woodbridge, NJ 07095	4,101,413	—	—		4,101,413		42.9
Common Stock	Greener Capital Partners II, L.P. 2150 Allston Way, Suite 280 Berkeley, CA 94704	787,028	—	—		787,028		8.2
Series C Preferred Stock	Bison Capital Partners IV, L.P. and Bison Capital Partners IV, GP, L.P. 780 Third Avenue 30th Floor New York, NY 10017	10,000	—	4,166,666	(2)	4,166,666	(2)	100	(2)

* Denotes beneficial ownership of less than 1%.

(1)         Represents options to purchase Common Stock exercisable within 60 days of August 10, 2015.

(2)         As of August 10, 2015, Bison holds 100% of the 10,000 outstanding shares of Series C Preferred Stock, which were convertible (subject to adjustment in accordance with the terms of the Series C Preferred Stock) into 4,166,666 shares of Common Stock (representing beneficial ownership of 30.4% of the Common Stock). Bison Capital Partners IV GP, L.P. is the general partner of Bison and shares voting and investment power with Bison. Each disclaims beneficial ownership of the 27,352 shares of Common Stock held by Andreas Hildebrand and the 26,061 shares of Common Stock held by Peter Macdonald.

Directors and Executive Officers:

Title of Class	Name	Amount of Shares Directly Held		Issuable Upon Exercise of Options Exercisable Within 60 Days (1)	Total	% of Class
Common Stock	Gregory T. Barnum	37,971	(2)	19,916	57,887	*
Common Stock	Mary Colleen Brennan	1,667	(3)		1,667	*
Common Stock	Christopher W. Capps	58,131	(4)		58,131	*
Common Stock	Andreas Hildebrand	18,524	(5)		18,524	*
Common Stock	Richard P. Kiphart	4,096,052	(6)		4,096,052	42.8
Common Stock	Peter Scott Macdonald	17,593	(7)		17,593	*
Common Stock	Tommy Mike Pappas	17,836	(8)		17,836	*
Common Stock	C. Adam Procell	11,258	(9)	9,827	21,085	*
All Directors and Executive Officers as a Group		4,259,032		29,743	4,288,775	44.8

* Denotes beneficial ownership of less than 1%.

(1)         Represents options to purchase Common Stock exercisable within 60 days of August 10, 2015.

(2)         This amount does not include 6,802 shares of unvested restricted stock.

(3)         This amount does not include 3,333 shares of unvested restricted stock.

(4)         This amount does not include 5,722 shares of unvested restricted stock.

(5)         This amount does not include 8,828 shares of unvested restricted stock.

(6)         This amount does not include 5,361 shares of unvested restricted stock.

(7)         This amount does not include 8,468 shares of unvested restricted stock.

(8)         This amount does not include 7,099 shares of unvested restricted stock.

(9)         This amount does not include 16,770 shares of unvested restricted stock.

Changes in Control

We are not aware of any arrangements, including any pledge by any person of our stock, the operation of which may at a subsequent date result in a change of control of the Company.

COMPENSATION OF DIRECTORS

Director Compensation Program

Effective April 1, 2000, we adopted a stock option plan for all non-employee directors (the “2001 Plan”) that was separate and distinct from our employee incentive plans. The plan was amended on July 11, 2006 to provide that eligible directors receive an initial option grant upon being appointed to our Board of Directors to purchase 2,041 shares of our common stock, and a grant of options to purchase an additional 1,020 shares on the first day of January beginning on the second January following the date the director became an eligible director. These options had an exercise price equal to the closing price of our common stock on the grant date and a term of 10 years. The initial options vested on the first day of January following the initial grant date or six months following the initial grant date, whichever was later, if the individual was still a director on the vesting date.

The 2001 Plan was replaced in June 2010 by the 2010 Non-Employee Directors’ Stock Plan (the “2010 Directors’ Plan”). The 2010 Directors’ Plan provides for the granting of stock to non-employee directors to compensate them for their services to the Company. The use of the shares available under the 2010 Directors’ Plan is administered by the Company’s Board of Directors, which has delegated its powers to the Compensation Committee of the Board of Directors. The Compensation Committee has determined under the 2010 Directors’ Plan to grant non-employee directors restricted shares of Company stock with the following market values on the date of grant:

Market Value of Grant
For Board Service:

Each director upon initial election:	$40,000
Annual grant to each director:	$20,000

For Committee Service:

Audit Committee:
Chairman	$15,000
Members	$10,000

Compensation Committee:
Chairman	$10,000
Members	$5,000

Nominating Committee:
Chairman	$5,000
Members	$2,500

Stock awards for Board service are made on the first business day of the year and stock awards for committee service are made to a director upon the director’s appointment to the committee following the Annual Meeting of Stockholders. Newly appointed directors receive their initial grant upon election. Restricted stock granted to date under the Directors’ Plan for Board service vest 50% upon grant and 50% on the first to occur of the first anniversary of the grant date, if the director is then still serving on the Board of Directors, or the director’s death, disability, or retirement. Restricted stock granted under the Directors’ Plan for committee service vest 50% upon grant and 50% on the first to occur of the first anniversary of the grant date, if the director is then still serving on the committee, or the director’s death, disability, or retirement.

During 2014, we granted 63,233 shares of restricted stock to directors for their service on the Board of Directors and 25,568 shares for committee service. Of these shares, 58,102 shares vested during 2014, 27,274 vested in June 2015, and 3,425 were forfeited prior to vesting.

Directors who are also our employees do not receive additional compensation for their services as directors.

Director Compensation Table

The following table provides compensation information for the year ended December 31, 2014 for each of our non-employee directors.

	Fees Earned or Paid in Cash	Stock Awards	Option Awards	All Other Compensation	Total
Name	($)	($) (1)	($)	($)	($)

Tommy Pappas (3)	—	31,239	—	—	31,239
Gregory T. Barnum (3)	—	40,000	—	—	40,000
Christopher Capps (3)	—	32,500	—	—	32,500
Stephen Glick (3) (4)	—	40,000	—	—	40,000
Richard P. Kiphart (3)	—	32,500	—	—	32,500
Andreas Hildebrand (3)	—	22,005	—	—	22,005
Peter Macdonald (3)	—	20,711	—	—	20,711
John O’Rourke (2)(3)	—	10,001	—	—	10,001

(1)         Represents the grant date market value of shares granted during 2014.

(2)         Mr. O’Rourke was our Chief Executive Officer until November 25, 2013 but remained on the Board of Directors as a non-employee director. He resigned from the Board of Directors effective April 9, 2014, at which time half of his 2014 stock award was forfeited.

(3)         The following table sets forth the (i) number of shares of stock granted through stock awards through December 31, 2014, and (ii) the number of options outstanding as of December 31, 2014 for each of our non-executive directors:

	Number of Stock	Total Options
Director Name	Awards	Outstanding

Andreas Hildebrand	9,694	—
Gregory T. Barnum	30,006	19,916
Christopher Capps	23,088	—
Stephen Glick	28,713	2,041
Richard P. Kiphart	23,472	—
Tommy Pappas	10,735	—
Peter Macdonald	9,124	—
John O’Rourke	6,850	—

(4)         Mr. Glick did not stand for re-election to the Board of Directors at the 2015 annual meeting of our stockholders.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

It is our intent to compensate our executives by using a balanced approach, which combines fixed and performance-based compensation, annual and long-term compensation, and cash and equity compensation. We determine this mix by reviewing the mix offered by other companies of our size and in our industry. We do not have a specific policy for the allocation of compensation between fixed and performance-based compensation, annual and long-term compensation, and cash and equity compensation.

We manage our business with the long-term goal of creating and maximizing stockholder value, and, accordingly, a significant percentage of our executive compensation is at risk and weighted towards company performance, long-term incentives and stock price appreciation. We think this is a key to our long-term success.

Current Executive Officers

We currently have two executive officers: C. Adam Procell, our Chief Executive Officer and President, and Mary Colleen Brennan, our Chief Financial Officer.

Overview of Executive Compensation Program

Our executive officers have generally received compensation consisting of three components:

•                  a cash component, consisting of salary meant to be competitive with salaries such individuals could obtain from other employers;

•                  eligibility for annual cash bonuses determined by the Compensation Committee based on our performance and the executive’s achievement of individual objectives; and

•                  stock options intended to reward achievement of long-term goals and align the interests of our executive officers with those of our stockholders.

Mr. Procell and Ms. Brennan receive the majority of their compensation pursuant to written employment agreements that were negotiated in connection with their hiring. These employment agreements were approved and the terms were negotiated at the time in light of specific circumstances. In addition, we also provide Mr. Procell with a monthly allowance due to the fact that he uses his cars extensively for Company business. Executive officers participate in group health and disability insurance on the same basis as other full-time employees.

Except with respect to the current employment agreements with Mr. Procell and Ms. Brennan, the Compensation Committee of the Board of Directors makes all compensation decisions for our executive officers. Generally, compensation decisions for executive officers other than our chief executive officer have been made by the Compensation Committee pursuant to recommendations made by our chief executive officer.

In 2009, after retaining the consulting firm of Towers Perrin (which has since changed its name to Towers Watson), our Compensation Committee recommended to our Board of Directors, and our Board of Directors adopted, our 2009 Management Incentive Compensation Plan (the “Management Incentive Plan”). Under the terms of the Management Incentive Plan, our executive officers are the initial group of participants eligible for cash awards and, in lieu of cash awards, equity-based awards (subject to the availability of shares of common stock and the other terms of the 2008 Plan) based upon specified criteria to be determined and approved by our Compensation Committee, or as otherwise provided in the Management Incentive Plan.

Performance goals for the Management Incentive Plan participants were set in various goal categories, including, but not necessarily limited to: (a) Company performance objectives, comprising revenue and earnings before interest, taxes, depreciation, amortization and stock-based compensation targets, and (b) individual performance objectives. The relative weight among the performance goal categories varies based on the participant’s position within the Company. The weighting is reviewed annually and may be adjusted by our Compensation Committee.

Each participant is informed at the beginning of, or soon after the beginning of, each fiscal year, of his or her Management Incentive Plan base salary, which will be the basis for determining the award opportunity for that participant, and which amount will be allocated among the participant’s performance goal categories. In addition, the Management Incentive Plan provides that the Compensation Committee will set three performance levels: Threshold, Target and Maximum levels set as a percentage for each performance goal category.

Objectives of Compensation Program

Compensation of our executive officers is intended to reward improved overall financial performance of the Company, and to reward performance achievements and increases in stockholder value over the long term.

•                  Annual salaries for executive officers have been established with the goal of attracting and retaining qualified individuals for the positions. These salaries have been determined on a case-by-case basis.

•                  Short-term incentive compensation awards are intended to reward our executives for the achievement of annual performance criteria and are flexible and change based on the needs of our business. These awards are generally determined pursuant to our Management Incentive Plan, although the Management Incentive Plan does not prohibit discretionary bonuses in addition to those under the plan. Short-term compensation has historically taken the form of cash bonuses and stock awards.

•                  Restricted stock grants and stock options awards are intended to reward achievement leading to increases in our profitability and stockholder value over the longer term. The amounts awarded are determined as prescribed in the Management Incentive Plan.

To motivate executive officers to achieve the longer-term goal of increasing our profitability and stockholder value, and to reward them for achieving such long-term goals, stock awards and stock options have been included as part of the compensation structure for our executive officers. These awards provide an increased opportunity for equity ownership by our executive officers, thereby further aligning their interest with those of our stockholders. These grants are generally made in a manner consistent with the Management Incentive Plan, though the Compensation Committee has latitude to determine the amount of short-term incentive compensation to be paid in the form of cash versus stock grants. All stock grants have been in the form of restricted stock, which vests ratably over a three-year period dependent on the executive’s continued employment by us. A typical stock option grant has been structured to have a 10-year exercise period, to vest over a three-year period, with vesting also depending upon the executive remaining employed by us, and to have an exercise price equal to the market price on the grant date. We have not granted options with an exercise price that is less than the market price on the grant date.

We do not have a formula for allocating between cash and non-cash compensation. The number of shares of restricted stock and stock options awarded to an executive officer has been decided on a case-by-case basis taking into consideration other components of compensation, not pursuant to any specific guidelines or program.

Clawback Provisions

On August 13, 2015, the Company adopted an incentive compensation clawback policy requiring the recoupment of incentive-based compensation granted on or after the policy’s effective date from current and former executive officers, and such other employees of the Company who may from time to time be deemed subject to the policy by the Board of Directors. Among other things, the policy provides that in the event the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance with any financial reporting requirement under the securities laws, the Board of Directors will require reimbursement or forfeiture of any “excess incentive compensation” received by any covered employee during the three completed fiscal years immediately preceding the date on which the Company is required to prepare an accounting restatement.

Accounting and Tax Considerations

Financial Accounting Standards Board Accounting Standards Codification Topic 718 requires a charge to compensation expense for the fair value of equity compensation awards. Grants of options and restricted stock are accounted for under ASC 718. The Compensation Committee considers the accounting implications of significant compensation decisions, particularly in connection with decisions that relate to the Company’s long-term incentive awards.

2014 Summary Compensation Table

The following table sets forth the compensation earned, awarded or paid for services rendered to us for the year ended December 31, 2014 and the year ended December 31, 2013 by our principal executive officer (PEO), our principal financial officer (PFO), our former Chief Executive Officer, and our former Executive Vice President and Chief Financial Officer. These persons are referred to, collectively, as the “named executive officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (5)	Option Awards ($)	All Other Compensation ($)		Total ($)

C. Adam Procell (1)	2014	240,001	120,000	—	—	6,515	(6)	366,516
President & Chief Executive Officer (PEO)	2013	240,001	40,000	—	—	6,515	(7)	366,516

Mary Colleen Brennan (2)	2014	153,254	42,068	16,050	—	2,070	(8)	213,442
Executive Vice President & Chief Financial Officer (PFO)

John O’Rourke (3)	2014	—	—	—	—	—		—
Chief Executive Officer	2013	285,000	—	—	—	19,576	(9)	304,576

Jeffrey R. Mistarz (4)	2014	91,562	—	—	—	112,500	(10)	204,062
Executive Vice President & Chief Financial Officer (PFO)	2013	225,000	30,000	—	—	4,951	(10)	259,951

(1)                                 Mr. Procell was named President and Chief Executive Officer on November 25, 2013. From September 23 to November 25, 2013, he served as President and Operating Officer.

(2)                                 Ms. Brennan was hired on April 21, 2014, to succeed Mr. Mistarz as Chief Financial Officer.

(3)                                 Mr. O’Rourke’s employment was terminated on November 25, 2013. From September 30 until November 25, 2013, he was Chief Executive Officer. From May 20, 2011 to September 23, 2013, he also held the title of President.

(4)                                 Mr. Mistarz resigned from the Company effective March 16, 2014. All amounts recorded for Mr. Mistarz in the table above for 2014 reflect amounts paid to him through his date of resignation.

(5)                                 Represents the value of restricted shares based on the market price of the shares on the date of grant.

(6)                                 Includes $6,000 of auto allowance and $515 cost of group life and disability insurance provided to Mr. Procell.

(7)                                 Includes $6,000 of auto allowance and $434 cost of group life and disability insurance provided to Mr. Procell.

(8)                                 Represents the cost of life insurance and long-term disability insurance provided to Ms. Brennan.

(9)                                 Includes $7,200 for the cost of a leased vehicle provided to Mr. O’Rourke and $512 cost of group life and disability insurance provided to Mr. O’Rourke.

(10)                          Represents the cost of life insurance and long-term disability insurance provided to Mr. Mistarz in 2013 and severance in 2014.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

Mr. Procell

Mr. Procell entered into an employment agreement with a subsidiary of the Company in March 2009. The employment agreement currently provides that Mr. Procell’s annual base salary shall be determined by the Company in its sole discretion and that he shall be eligible for an annual bonus of up to 50% of his annual base salary. Mr. Procell’s current annual base salary is $325,000. The employment agreement currently does not provide for any fixed period of employment or severance payments. The agreement imposes non-competition, non-solicitation and confidentiality obligations, which are not separately compensated. The non-competition obligation covers the employment period and extends for one year after termination.

Ms. Brennan

We have an employment agreement with Ms. Brennan that fixes her minimum base compensation, and provides for a hiring bonus of $10,000 and a grant of 5,000 shares of restricted stock that will vest in three equal installments at the end of each of the next three years if she is still an employee of the Company on the vesting date. Ms. Brennan’s current annual base salary is $230,000. This employment agreement terminates on December 31, 2016, and provides for the automatic renewal of the contract for an additional, successive one-year period if the Company does not provide Ms. Brennan with a notice of non-renewal before November 1st of the year prior to the year in which the contract is scheduled to expire.

The Company or Ms. Brennan can terminate her employment at any time prior to the scheduled expiration of her respective contract, for any reason by delivery of a 30-day written notice to the other party. Upon such termination the Company will have no further obligation to Ms. Brennan other than the payment of (i) her base salary through the date of termination, plus (ii) any bonus earned as of the termination date, in accordance with the terms of such bonus, plus (iii) any retirement, incentive or other payments and benefits earned and vested as of the date of her termination, except that if the Company terminates Ms. Brennan without “Due Cause” after December 31, 2014, in addition to the foregoing amounts, the Company will pay Ms. Brennan an amount equal to six months of her then-current base salary.

“Due Cause” is defined as any of (i) a material breach by Ms. Brennan of her agreement not cured within 10 calendar days following written notice thereof, or, if the breach cannot be remedied within 10 days, within such longer time (not to exceed 45 days) as we, in our sole and absolute discretion, may deem to be reasonably necessary for Ms. Brennan to remedy the breach if we, in our sole and absolute discretion, determine that she has promptly commenced and is diligently and continuously pursuing her best efforts to remedy the breach as quickly as possible, (ii) conviction, or plea of guilty or nolo contendere, or commission of a felony or any other crime that has, or is likely to have, a materially adverse impact upon the Company, our reputation, or our relationship with our employees, suppliers, or customers, (iii) actions or inaction which results in material injury to our businesses, properties or reputation, (iv) refusal to perform or substantial neglect of the duties assigned to her not remedied within 10 calendar days following written notice thereof, (v) the commission of any act constituting embezzlement, fraud, misappropriation, willful misconduct, or breach of fiduciary duty or duty of loyalty owed to us, (vi) any material misrepresentation of education or prior work experience, (vii) a material violation of our employment policies, including all policies set forth in our Employee Handbook and all drug and alcohol and anti-discrimination policies, or (viii) commission of an act of moral turpitude.

Under her employment agreement, if Ms. Brennan dies or becomes disabled (as defined in the 2008 Plan) during the term of her contract all of her unvested restricted stock would immediately vest.

In addition to the foregoing, upon occurrence of a change of control (as defined in the 2008 Plan), all the restricted stock granted to Ms. Brennan shall immediately vest and become exercisable.

Ms. Brennan’s employment agreement imposes non-competition, non-solicitation and confidentiality obligations, which are not separately compensated. The non-competition and non-solicitation obligations cover the employment period and extend for two years after termination.

Mr. Mistarz

Mr. Mistarz resigned from the Company effective March 16, 2014. Prior to this resignation, Mr. Mistarz’s employment agreement had fixed his minimum base compensation and current annual salary for 2014 at $225,000. Pursuant to the terms of his employment agreement, any vested stock options held by Mr. Mistarz as of the date of termination were exercisable for 90 days following the date of termination, after which such options would terminate. Unvested stock options held by Mr. Mistarz as of the date of termination immediately terminated.

Mr. Mistarz’s employment agreement imposes non-competition, non-solicitation and confidentiality obligations, which are not separately compensated. The non-competition obligation covers the employment period and extends for two years after termination.

Potential Payments Upon Termination or Change In Control

The following table shows potential payments to the current named executive officers under existing contracts, agreements, plans or arrangements, whether written or unwritten, for various scenarios involving a change-in-control or termination of employment assuming a December 31, 2014 termination date and, where applicable, using the closing price of our common stock of $2.93 per share on that date.

Name	Voluntary Termination (1)	Involuntary Termination - Not For Cause	Involuntary Termination - For Cause (2)	Change in Control (3)	Death (4)	Disability (4)

C. Adam Procell	$13,860	$0	$13,860	$0	$13,860	$13860

Mary Colleen Brennan	$3,689	$115,000	$3,689	$0	$3,689	$3,689

(1)                                 Neither of the listed persons are entitled to more than accrued but unpaid salary and vacation upon a voluntary termination of their employment.

(2)                                 Neither of the listed persons are entitled to more than accrued but unpaid salary and vacation upon an involuntary termination for cause.

(3)                                 Neither of the listed persons would be entitled to any payments upon a change of control unless they were involuntarily terminated without cause, but upon a change of control certain unvested options held by Mr. Procell and Ms. Brennan would immediately vest. As of December 31, 2014 the intrinsic values of executives’ options were as follows:

Name	Value*
C. Adam Procell	$0
Mary Colleen Brennan	$0

*      Calculated as the excess, if any, of the market value on December 31, 2014 of $2.93 per share over the option strike price

(4)                                 Neither of the listed persons are entitled to more than accrued but unpaid salary and vacation upon their death or permanent disability.

Grants of Plan-Based Awards for 2014

On January 7, 2014, Mr. Procell received a grant of 25,157 shares, of which 8,387 vested on December 31, 2014 and the rest of which will vest 50% on December 31, 2015 and 50% on December 31, 2016. On April 23, 2014, Ms. Brennan received a grant of 5,000 shares, of which 1,667 vested on December 31, 2014 and the rest of which will vest 50% on December 31, 2015 and 50% on December 31, 2016.

In January 2015, Mr. Procell and Ms. Brennan received options to purchase 66,000 and 30,000 shares, respectively, with a three-year vesting schedule. These options will immediately vest upon change of control of the Company or the involuntary termination of employment for reasons other than cause, death or permanent disability.

Outstanding Equity Awards at Fiscal Year-End 2014

The following table includes certain information with respect to the value of all unexercised options previously awarded to the named executive officers at December 31, 2014:

		Option Awards				Stock Awards
								Equity incentive plan awards:
									Market of
									payout
								Number of	value
						Number of		unearned	of unearned
						Shares or	Market	shares,	shares,
		Number of Securities				Units of	Value	units	units
		Underlying				Stock	of Shares of	or other	or other
		Unexercised Options		Option	Option	That Have	Units That	rights that	rights that
			Unexercisable	Exercise	Expiration	Not	Have Not	have not	have not
	Grant Date	Exercisable	(1)	Price	Date	Vested	Vested	vested	vested

Procell, C. Adam	04/06/09	2,859	—	$25.90	04/06/19	—	—	—	—
	04/16/10	—	10,715	$31.50	04/16/20	—	—	—	—
	01/03/11	3,074	—	$28.28	12/31/20	—	—	—	—
	01/03/12	3,894	—	$22.82	12/31/21	—	—	—	—

(1)                                     The vesting dates for the options which were not exercisable are as follows:

	Option
	Exercise
	Price	Quantity	Vesting Date
Procell, C. Adam	$22.82	3,894	12/31/14
	$31.50	10,715	12/31/15	(1)

(1)               These options vest if, prior to December 31, 2015, the following conditions are met:

•                  the closing market price for our common stock exceeds $140 per share on any trading day,

•                  the publicly reported annual revenue for any fiscal year exceeds $242 million, and

•                  the publicly reported adjusted EBITDA for any fiscal year exceeds $24 million.

Additionally, these options would vest immediately upon a Change of Control in which more than 50% of the shares of our common stock were acquired by any individual, entity or group for a price in excess of $105 per share, excluding, subject to certain exceptions, acquisitions by the Company, acquisitions from the Company and acquisitions by employee benefit plans.

Stock Options and Incentive Compensation

Awards under the 2008 Plan may consist of incentive stock options eligible for favored treatment under Section 422 of the Internal Revenue code of 1986, as amended from time to time, or non-qualified options that are not eligible for such treatment, or stock of the Company, which may be subject to contingencies or restrictions, as well as grants of stock appreciation rights or grants of shares of common stock.

As of December 31, 2014, there were 233,578 shares of common stock reserved under the 2008 Plan for outstanding options and shares of restricted stock. During 2014, we granted 30,157 shares of restricted stock and options to purchase 20,000 shares under the 2008 Plan, and options to purchase 98,640 shares were outstanding under the 2008 Plan as of December 31, 2014.

Approximately 240 employees and officers of the Company and our subsidiaries are currently eligible to participate in the 2008 Plan.

The following information reflects certain information about our equity compensation plans as of December 31, 2014:

	Equity Compensation Plan Information
	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	226,208	$2.84	441,759
Total	226,208	$2.84	441,759

Option Exercises and Stock Vested During 2014

The following table shows all stock options exercised and the value realized upon exercise, and all stock awards vested and the value realized upon vesting, by our Named Executive Officers during fiscal year 2014:

	Option Awards		Stock Awards
	Number of Shares		Number of Shares
	Acquired on	Value Realized on	Acquired on	Value Realized on
	Exercise (#)	Exercise ($)	Vesting (#)	Vesting ($) (1)

C. Adam Procell	—	—	8,387	24,574
Mary Colleen Brennan	—	—	1,667	4,884

(1)                                 Calculated using the market value of the shares on the date of vesting.

Option Re-Pricing

We have not engaged in any option re-pricings or other modifications to any of our outstanding equity awards during fiscal year 2014.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON.

Our executive officers and directors are eligible to receive awards and grants under the 2008 Plan.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly, and current reports and other information with the SEC. Our filings with the SEC are available to the public on the SEC’s website at www.sec.gov. Those filings are also available to the public on our corporate website at www.lime-energy.com. The information we file with the SEC or contained on, or linked to through, our corporate website or any other website that we may maintain is not part of this Information Statement. You may also read and copy, without charge, any document we file with the SEC at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You can call the SEC at 1-800-SEC-0330 to obtain information on the operation of the Public Reference Room.

The SEC’s website contains reports, proxy and Information Statements and other information regarding issuers, including the Company, that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

The Company will deliver only one copy of this Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. Any stockholder at a shared address to which a single copy of this Information Statement is delivered who wishes to receive a separate copy of this Information Statement may mail a request to receive separate copies to the Company at 3 Convery Blvd., Suite 600, Woodbridge, New Jersey 07095, Attn: Corporate Secretary, or call the Company at (732) 791-5380. Upon receipt of such request, the Company will promptly deliver the Information Statement. Stockholders who receive multiple copies of this Information Statement at a shared address and who wish to receive a single copy may direct their request to the address provided above.

ANNEX A-1

THIRD AMENDMENT TO THE
LIME ENERGY CO.
2008 LONG-TERM INCENTIVE PLAN

The first paragraph of Section 3 of the Lime Energy Co. 2008 Long-Term Incentive Plan (the “2008 Plan”) is hereby amended and restated in its entirety as follows to increase the number of shares authorized for issuance under the 2008 Plan:

“Subject to adjustment as provided in this Section 3, the aggregate number of shares of Stock which may be delivered under this Plan, net of shares of Stock which are subject to outstanding Awards under the Company’s preceding 2001 Stock Incentive Plan as of October 15, 2015, shall not exceed 1,585,718 shares; provided, however, that, as of January 1 of each year, commencing with the year 2016, the maximum number of shares of Stock which may be delivered under the Plan shall automatically increase by 35,715 shares.”

All unaffected terms of the 2008 Plan shall continue in effect.

IN WITNESS WHEREOF, Lime Energy Co. has caused this Third Amendment to the 2008 Plan to be executed by the undersigned officer effective as of October 15, 2015.

LIME ENERGY CO.

By:
Mary Colleen Brennan
Chief Financial Officer and Secretary

ANNEX A-2

FOURTH AMENDMENT TO THE
LIME ENERGY CO.
2008 LONG-TERM INCENTIVE PLAN

The second paragraph of Section 3 of the Lime Energy Co. 2008 Long-Term Incentive Plan (the “2008 Plan”) is hereby amended and restated in its entirety as follows:

“To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary thereof because the Award expires, is forfeited, canceled or otherwise terminated, or the shares of Stock are not delivered because the Award is settled in cash or used to satisfy the applicable purchase price or tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.”

The second paragraph of Section 4 of the 2008 Plan is hereby amended and restated in its entirety as follows:

“The Administrator shall have the authority to grant any Participant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or, even if so designated, does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. Incentive Stock Options may be granted only within 10 years from the date the Plan is adopted, or the date the Plan is approved by the Company’s stockholders, whichever is earlier. Subject to the overall limit and adjustment provisions of Section 3, the aggregate number of shares of Stock which may be granted under the Plan as Incentive Stock Options, net of shares of Stock which are subject to outstanding Awards under the Company’s preceding 2001 Stock Incentive Plan as of October 15, 2015, shall not exceed 1,585,718 shares; provided, however, that, as of January 1 of each year, commencing with the year 2016, the maximum number of shares of Stock which may be granted under the Plan as Incentive Stock Options shall automatically increase by 35,715 shares.”

Section 4(d) of the 2008 Plan is hereby amended and restated in its entirety as follows:

(d) Method of Exercise. Subject to the provisions of this Section 4, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased.

The exercise price of any Stock Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, unless otherwise provided in the applicable option agreement, by one or more of the following: (i) in the form of Stock already owned by the Optionee, and already held by the Optionee for the requisite period necessary both to avoid a change to the Company’s earnings for financial reporting purposes and to comply with any contractual or other limitations on the Optionee’s right to dispose of such Stock, based in any such instance on the Fair Market Value of the Stock on the date the Stock Option is exercised; (ii) by certifying ownership of shares of Stock owned by the Optionee to the satisfaction of the Administrator for later delivery to the Company as specified by the Company; (iii) for Non-Qualified Stock Options only, by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; (iv) by reduction in the number of shares of Stock otherwise deliverable upon exercise of such Stock Option with a Fair Market Value equal to the aggregate exercise price at the time of exercise or (v) by any combination of cash and/or any one or more of the methods specified in clauses (i), (ii), (iii), and (iv). Notwithstanding the foregoing, a form of payment shall not be permitted to the extent it would cause the Company to recognize a compensation expense (or additional compensation expense) with respect to the Stock Option for financial reporting purposes, unless otherwise determined by the Administrator.

No shares of Stock shall be issued upon exercise of a Stock Option until full payment therefore has been made. Upon exercise of a Stock Option (or portion thereof), the Company shall have a reasonable time to issue the Stock for which the Stock Option has been exercised, and the Optionee shall not be treated as a stockholder for any purposes whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such Stock is recorded as issued and transferred in the Company’s official stockholder records, except as otherwise provided herein or in the applicable option agreement.

All unaffected terms of the 2008 Plan shall continue in effect.

IN WITNESS WHEREOF, Lime Energy Co. has caused this Fourth Amendment to the 2008 Plan to be executed by the undersigned officer effective as of October 15, 2015.

LIME ENERGY CO.

By:
Mary Colleen Brennan
Chief Financial Officer and Secretary

ANNEX B

LIME ENERGY CO.

2008 LONG-TERM INCENTIVE PLAN

AS AMENDED

1. ESTABLISHMENT AND PURPOSE.

The Lime Energy Co. 2008 Long-Term Incentive Plan (the “Plan”) is established by Lime Energy Co. (the “Company”) to enhance long-term profitability and stockholder value by offering common stock and common stock-based and other performance incentives to those employees, directors and consultants who are key to the Company’s growth and success; to attract and retain experienced employees; and to align Participants’ interests with those of the Company’s other stockholders. The Plan is adopted as of April 8, 2008, subject to approval by the Company’s stockholders within 12 months after such adoption date. Unless the Plan is discontinued earlier by the Board as provided herein, and subject to the provisions of the Plan, the Plan shall terminate automatically, and no Award shall be granted hereunder, on or after April 7, 2018.

Certain terms used herein are defined as set forth in Section 10.

2. ADMINISTRATION; ELIGIBILITY.

The Plan shall be administered by the Compensation Committee of the Company’s Board; provided, however, that, if at any time no such Committee shall be in office, the Plan shall be administered by the Board. The Plan may be administered by different Committees with respect to different groups of Eligible Individuals as directed by the Board or its Compensation Committee. As used herein, the term “Administrator” means the Board or any of its Committees as shall be administering the Plan, as the context may require.

The Administrator shall have plenary authority to grant Awards pursuant to the terms of the Plan only to Eligible Individuals. Participation shall be limited to such Eligible Individuals as are selected by the Administrator; subject to any eligibility restrictions applicable to different types of Awards under the further provisions of the Plan. Awards may be granted as alternatives to, in exchange or substitution for, or replacement of, awards outstanding under the Plan or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary). The provisions of Awards need not be the same with respect to each Participant.

Among other things, the Administrator shall have the authority, subject to the terms of this Plan:

(a) to select the Eligible Individuals to whom Awards may from time to time be granted;

(b) to determine whether and to what extent Stock Options, Stock Appreciation Rights, Stock Awards or any combination thereof are to be granted hereunder;

(c) to determine the number of shares of Stock to be covered by each Award hereunder;

(d) to approve forms of Award agreements for use under the Plan;

(e) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to: (i) the option exercise price, (ii) any vesting restriction or limitation, including performance conditions, (iii) any vesting acceleration or forfeiture waiver, (iv) any right of repurchase, right of first refusal or other transfer or disposition restriction, (v) any grant of registration rights, (vi) any repurchase rights, (vii) any restrictions on voting, (viii) any restrictive covenants for breach of which forfeiture, repurchase and other remedies shall be provided, (ix) commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of Stock Options regarding any Award and the shares of Stock relating thereto, based on such factors or criteria as the Administrator shall determine;

(f) subject to Section 8(a), to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including, but not limited to, with respect to (i) performance goals and targets applicable to performance-based Awards pursuant to the terms of the Plan, (ii) extension of the post-termination exercisability period of Stock Options, and (iii) adjustments permitted under Section 3 below to reflect any future transactions that may affect the corporate structure, size and capital of the Company;

(g) to determine the Fair Market Value; and

(h) to determine the type and amount of consideration, including any satisfaction of tax withholding obligations, to be received by the Company for any Award issued under the Plan.

The Administrator shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

Except to the extent prohibited by applicable law, the Administrator may allocate any or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person or persons selected by it. Any such allocation or delegation may be revoked by the Administrator at any time. The Administrator may authorize any one or more of its members, or any officer of the Company, to execute and deliver documents on behalf of the Administrator.

Any determination made by the Administrator, or pursuant to authority delegated in accordance with the provisions of the Plan, with respect to any Award shall be made in the sole discretion of the Administrator or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Administrator or any appropriate delegate pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants.

No member of the Administrator, and no officer of the Company, shall be liable for any action taken or omitted to be taken by such individual or by any other member of the Administrator or officer of the Company in connection with the performance of duties under this Plan, except for such individual’s own willful misconduct or as expressly provided by law. Such persons shall be entitled to indemnification and reimbursement from the Company for their service with respect to the Plan to the fullest extent allowed by law. The Company, its Subsidiaries and Affiliates, all officers and directors of any such corporation, and all members of the Administrator shall have no liability with respect to any Participant for any taxes, penalties or related interest imposed upon such Participant in connection with any Award granted under this Plan.

3. STOCK SUBJECT TO THE PLAN.

Subject to adjustment as provided in this Section 3, the aggregate number of shares of Stock which may be delivered under this Plan, net of shares of Stock which are subject to outstanding Awards under the Company’s preceding 2001 Stock Incentive Plan as of October 15, 2015, shall not exceed 1,585,718 shares; provided, however, that, as of January 1 of each year, commencing with the year 2016, the maximum number of shares of Stock which may be delivered under the Plan shall automatically increase by 35,715 shares.

To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary thereof because the Award expires, is forfeited, canceled or otherwise terminated, or the shares of Stock are not delivered because the Award is settled in cash or used to satisfy the applicable purchase price or tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

Subject to adjustment as provided in this Section 3, the maximum number of shares that may be covered by Stock Options, Stock Appreciation Rights and Stock Awards, in the aggregate, granted to any one Participant during any calendar year shall be 1,000,000 shares.

In the event of any Company stock dividend (except stock dividends paid in Common Stock to the holders of the Company’s preferred stock), stock split, combination or exchange of share, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, partial or complete liquidation, or any other corporate transaction, Company share offering or other event involving the Company and having an effect similar to any of the foregoing, the Administrator may make such substitution or adjustments in the (A) number and kinds of shares that may be delivered under the Plan, (B) additional maximums imposed in the immediately preceding paragraph, (C) number and kind of shares subject to outstanding awards, (D) exercise price of outstanding Stock Options and Stock Appreciation Rights and (E) other characteristics or terms of the Awards as it may determine appropriate in its sole discretion to equitably reflect such corporate transaction, share offering or other event, provided, however, that the number of shares subject to any Award shall always be a whole number.

4. STOCK OPTIONS.

Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under this Plan shall be in such form as the Administrator may from time to time approve.

The Administrator shall have the authority to grant any Participant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or, even if so designated, does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. Incentive Stock Options may be granted only within 10 years from the date the Plan is adopted, or the date the Plan is approved by the Company’s stockholders, whichever is earlier. Subject to the overall limit and adjustment provisions of Section 3, the aggregate number of shares of Stock which may be granted under the Plan as Incentive Stock Options, net of shares of Stock which are subject to outstanding Awards under the Company’s preceding 2001 Stock Incentive Plan as of October 15, 2015, shall not exceed 1,585,718 shares; provided, however, that, as of January 1 of each year, commencing with the year 2016, the maximum number of shares of Stock which may be granted under the Plan as Incentive Stock Options shall automatically increase by 35,715 shares.

Stock Options shall be evidenced by options agreements, each in a form approved by the Administrator. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Non-Qualified Stock Option. The grant of a Stock Option shall occur as of the date the Administrator determines, consistent with applicable Treasury regulations under Section 409A, 421 and 422 of the Code so as to exempt such Award from Code Section 409A or qualify the Award as an Incentive Stock Option, or both.

(a) Exercise Price. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Administrator; provided, however, that the exercise price per share shall be not less than the Fair Market Value per share on the date the Stock Option is granted or, if granted as an Incentive Stock Option to an individual who is a Ten Percent Holder, not less than 110% of such Fair Market Value per share.

(b) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Incentive Stock Option shall be exercisable more than 10 years (or five years in the case of an individual who is a Ten Percent Holder) after the date the Incentive Stock Option is granted.

(c) Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times, and subject to such terms and conditions, as shall be determined by the Administrator as set forth in the applicable option agreement. If the Administrator provides that any Stock Option is exercisable only in installments, the Administrator may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Administrator may determine. The Administrator may at any time, in whole or in part, accelerate the exercisability of any Stock Option. In addition, the aggregate Fair Market Value of the shares of Stock (determined as of the respective date or dates of grant) for which one or more Incentive Stock Options granted to any Participant under this Plan and any other option plan of the Company (or any parent or subsidiary corporations) may for the first time become exercisable during any one calendar year shall not exceed the sum of $100,000. To the extent such Participant holds two or more Incentive Stock Options which become exercisable for the first time in the same calendar year, the foregoing $100,000 limitation on the exercisability of such options as Incentive Stock Options shall be applied on the basis of the order in which such options were granted in order to determine if any portion of either option must be treated instead as a Non-Qualified Stock Option.

(d) Method of Exercise. Subject to the provisions of this Section 4, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased.

The exercise price of any Stock Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, unless otherwise provided in the applicable option agreement, by one or more of the following: (i) in the form of Stock already owned by the Optionee, and already held by the Optionee for the requisite period necessary both to avoid a change to the Company’s earnings for financial reporting purposes and to comply with any contractual or other limitations on the Optionee’s right to dispose of such Stock, based in any such instance on the Fair Market Value of the Stock on the date the Stock Option is exercised; (ii) by certifying ownership of shares of Stock owned by the Optionee to the satisfaction of the Administrator for later delivery to the Company as specified by the Company; (iii) for Non-Qualified Stock Options only, by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; (iv) by reduction in the number of shares of stock otherwise deliverable upon exercise of such Stock Option with a Fair Market Value equal to the aggregate exercise price at the time of exercise; or (v) by any combination of cash and/or any one or more of the methods specified in clauses (i), (ii), (iii) and (iv). Notwithstanding the foregoing, a form of payment shall not be permitted to the extent it would cause the Company to recognize a compensation expense (or additional compensation expense) with respect to the Stock Option for financial reporting purposes, unless otherwise determined by the Administrator.

No shares of Stock shall be issued upon exercise of a Stock Option until full payment therefore has been made. Upon exercise of a Stock Option (or portion thereof), the Company shall have a reasonable time to issue the Stock for which the Stock Option has been exercised, and the Optionee shall not be treated as a stockholder for any purposes whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such Stock is recorded as issued and transferred in the Company’s official stockholder records, except as otherwise provided herein or in the applicable option agreement.

(e) Transferability of Stock Options. Except as otherwise provided in the applicable option agreement, a Non-Qualified Stock Option (i) shall be transferable by the Optionee to a Family Member of the Optionee, provided that (A) any such transfer shall be by gift with no consideration and (B) no subsequent transfer of such Stock Option shall be permitted other than by will or the laws of descent and distribution, and (ii) shall not otherwise be transferable except by will or the laws of descent and distribution. An Incentive Stock Option shall not be transferable except by will or the laws of descent and distribution. An Incentive Stock Option shall be exercisable, during the Optionee’s lifetime, only by the Optionee or, to the extent permitted without disqualifying such option under Code Section 422, by the guardian or legal representative of the Optionee. A Non-Qualified Stock Option may be exercisable by the Optionee or by any transferee permitted above, it being understood that the terms “holder” and “Optionee” include the guardian and legal representative of the Optionee named in the applicable option agreement and any person to whom the Stock Option is transferred (X) pursuant to the first sentence of this Section 4(e) or pursuant to the applicable option agreement or (Y) by will or the laws of descent and distribution. Any Stock Option exercisable by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee’s estate, by the Optionee’s designated beneficiary, by the person or persons to whom the Stock Option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution. Notwithstanding the foregoing, references herein to the termination of an

Optionee’s employment or provision of services shall mean the termination of employment or provision of services of the person to whom the Stock Option was originally granted.

(f) Termination by Death. Unless otherwise provided in the applicable option agreement (only for a Non-Qualified Stock Option), if an Optionee’s employment or provision of services terminates by reason of death, any Stock Option held by such Optionee may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Administrator may determine, for a period of not more than three months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(g) Termination by Reason of Disability. Unless otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates by reason of Disability, any Stock Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of such termination, or on such accelerated basis as the Administrator may determine, for a period of one year from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that if the Optionee dies within such period, an unexercised Non-Qualified Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of three months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(h) Termination for Other Reasons. Unless otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates other than by reason of death, Disability or Cause, any Stock Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of such termination, or on such accelerated basis as the Administrator may determine, for a period of three months from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that if the Optionee dies within such period, an unexercised Non-Qualified Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of three months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(i) Termination for Cause. Unless otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates for Cause, any Stock Option held by such Optionee shall thereupon terminate, cease to be exercisable, and be entirely forfeited and cancelled, including any vested portion of such Stock Option.

(j) Transfer of Services. Notwithstanding anything in this Plan to the contrary, if an Optionee’s employment by, or provision of services to, the Company or an Affiliate ceases as a result of a transfer of such Optionee from the Company to an Affiliate, or from an Affiliate to the Company, such transfer will not be a termination of employment or provision of services to, the Company or an Affiliate, or from an Affiliate to the Company, such transfer will not be a termination of employment or provision of services for purposes of this Plan, unless expressly determined otherwise by the Administrator. A termination of employment or provision of services shall occur for an Optionee who is employed by, or provides services to, an Affiliate of the Company if the Affiliate shall cease to be an Affiliate and the Optionee shall not immediately thereafter be employed by, or provide services to, the Company or an Affiliate.

(k) Vesting Ceases. Notwithstanding the foregoing provisions of Sections 4(f)-(h), any Stock Option that remains exercisable after the Optionee’s employment or provision of services terminates shall only be exercisable after such termination to the extent the Stock Option was vested as of such date of termination. Any non-vested portion of the Stock Option shall be cancelled as of the date the Optionee’s employment or service terminates, and any vested portion of the Stock Option shall be cancelled to the extent not exercised by the last date on which it remains exercisable in accordance with its terms, consistent with the foregoing provisions of this Section 4.

5. STOCK APPRECIATION RIGHTS.

5.1. General. The Administrator shall have authority to grant Stock Appreciation Rights, which may be “stand alone” rights independent of the grant of any Stock Options or rights granted “in tandem” with grants of Stock Options, or a combination of both, under the Plan, at any time or from time to time. A Stock Appreciation Right shall entitle the Participant to receive payment from the Company, upon exercise of such right, of an amount not in excess of the appreciation in the Fair Market Value of a specified number of shares of Stock, equal to the excess of the SAR Exercise Price over the SAR Base Price multiplied by the number of shares with respect to which the Stock Appreciation Right is exercised, subject to the Participant’s satisfaction in full of the conditions, restrictions or limitations imposed in accordance with the Plan and the applicable Stock Appreciation Rights agreement (which may differ from other such agreements).

5.2. Grant of Stock Appreciation Rights. The grant of a Stock Appreciation Right shall occur as of the date the Administrator determines, based on the same principles and rules under Code Sections 409A, 421 and 422 as apply to Stock Options under the first paragraph of Section 4 above. Each Stock Appreciation Right granted under the Plan shall be evidenced by a written agreement, in a form prescribed or approved by the Administrator, which shall embody the terms and conditions of such Stock Appreciation Right and which shall be subject to the express terms and conditions set forth in the Plan. A person selected by the Administrator to receive a Stock Appreciation Right shall not become a Participant or have any rights with respect to such Stock Appreciation Right unless and until such person has executed such Agreement, has delivered a fully executed copy thereof to the person or office designated by the Administrator and has otherwise complied with any applicable requirements set forth by the Administrator as part of the grant of the Stock Appreciation right.

5.3. Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Administrator, including the following:

(a) SAR Award Period. The SAR Award Period of each Stock Appreciation Right shall be fixed by the Administrator, but shall not exceed a term of ten (10) years.

(b) SAR Base Price. The SAR Base Price under a Stock Appreciation Right shall be the Fair Market Value of a share of common Stock at the date of grant of the Stock Appreciation Right, unless otherwise determined by the Administrator.

(c) Vesting and Exercisability. Stock Appreciation Rights shall become vested and be exercisable as determined by the Administrator and set forth in the agreement. The agreement shall state, with respect to all or designated portions of the shares of Stock covered thereunder, the time at which or the installments in which the Stock Appreciation Right shall become vested and exercisable during the SAR Award Period. The Administrator may establish requirements for vesting and exercisability based on (i) periods of employment or rendering of services, (ii) the satisfaction of performance criteria with respect to the Company or the Participant (or both), (iii) the occurrence of specified events or circumstances, or (iv) any combination of factors described in (i)-(iii) above.

Upon exercise of any Stock Appreciation Right that is granted in tandem with a Stock Option, the exercise shall not be complete until the Participant surrenders the corresponding vested portion of the Stock Option in accordance with procedures established by the Administrator. Stock Option rights which have been so surrendered shall no longer be exercisable after such exercise of the corresponding Stock Appreciation Right. The Administrator shall have discretion to accelerate vesting and exercisable for all or any portion of any one or more outstanding Stock Appreciation Rights and without having to do so uniformly for all such Awards.

(d) Tandem Grants. Stock Appreciation Rights may be granted in tandem with Stock Options, under terms and conditions prescribed by the Administrator pursuant to which the exercise by a Participant of a Stock Appreciation Right with respect to one share of Stock covered thereunder cancels the right to purchase one share of Stock under the Stock Option granted in tandem to the Participant. Notwithstanding anything herein to the contrary, any Stock Appreciation Right granted in tandem with an Incentive Stock Option shall (i) expire no later than the expiration of the Option, (ii) be for no more than the difference between the exercise price of the Stock Option and the Fair Market Value of the Stock subject to the Stock Option at the time the right is exercised, (iii) be transferable only when the Stock Option is transferable and under the same conditions, (iv) be exercised only when the Stock Option is exercisable and (v) be exercised only when the Fair Market Value of the Common Stock subject to the Stock Option exceeds the exercise price of the Stock Option.

(e) Method of Payment. Payment by the Company of any amount due to or on behalf of the Participant upon exercise of a Stock Appreciation Right may be made by cash or by check at such time, or in installments at such times, as the Administrator shall specify and set forth in the agreement evidencing the Stock Appreciation Right; provided, however, that any payment due in excess of $1,000,000 shall be payable in three equal annual installments, without interest accruing thereon, unless the Company agrees to make payment in a single sum. Unless otherwise agreed, payment shall be made, (or commence in the case of installments) within sixty (60) days after the date of exercise.

(f) Nontransferability of Rights. Except as specifically provided herein or in the agreement, no Stock Appreciation Right or interest therein shall be transferable by the Participant other than by will or by the laws of descent and distribution, and a Stock Appreciation Right shall be exercisable during the Participant’s lifetime only by the Participant. Any Stock Appreciation Right issued in tandem with a Stock Option shall be transferable, and transferred, only at the same time and subject to the same terms as govern the transfer of such Stock Option.

(g) Designation of Beneficiary. A Participant may designate a Beneficiary who may exercise the Participant’s Stock Appreciation Right after the Participant’s death, subject to the provisions of the Plan. Such designation shall be made in such manner and on such form as shall be prescribed by the Administrator.

(h) 409A Exemption. All Stock Appreciation Rights granted under this Plan shall be issued on such terms and conditions as will exempt such Awards from regulation under Code Section 409A, and all such Awards shall be interpreted and administered to preserve that exempt status.

5.4. Effect of Termination of Employment. The portion of any Stock Appreciation Right that is vested and not yet exercised as of the date on which the Participant’s employment or service terminates, shall (unless such termination is for Cause), continue to be exercisable for a period of three (3) months after such termination date, or until the Stock Appreciation Right was scheduled to expire, if earlier; provided, however, that if the Stock Appreciation Right was issued in tandem with a Stock Option the vested portion of the Stock Appreciation Right shall continue to be exercisable for so long as the Stock Option remains exercisable. Any portion of the Stock Appreciation Right that is not vested or does not become vested, by its terms or by action of the Administrator as of the date on which the Participant’s employment or service terminates shall automatically be forfeited, cancelled and void as of that date. If a Participant’s employment or services are suspended pending an investigation of whether the Participant’s employment or services should be terminated for Cause, all of the Participant’s rights under any Stock Appreciation Right, and any tandem Stock Option related thereto, shall likewise be suspended during the period of such investigation.

5.5. Exercise of Rights. A Stock Appreciation Right which is vested and exercisable shall be exercised by or on behalf of a Participant, in whole or in part at any time during the SAR Award Period, by giving written notice to the Company, in such form and manner as the Administrator may prescribe, specifying the number of shares of Stock covered by the Stock Appreciation Right with respect to which the Participant is exercising the right to receive payment.

5.6. Withholding of Exercise. The Company shall have the right to deduct from all payments made on the exercise of a Stock Appreciation Right all amounts required by law to be withheld for the payment of any Federal, state, local or foreign taxes of any kind.

5.7. No Stockholder Rights. A Stock Appreciation Right confers none of the rights of a stockholder of the Company upon the holder of such Stock Appreciation Right. Therefore, no voting, dividend or other stockholder rights accrue under a Stock Appreciation Right Award.

6. STOCK AWARDS OTHER THAN OPTIONS.

Stock Awards may be directly issued under the Plan (without any intervening options), subject to such terms, conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations as the Administrator shall determine. Stock Awards may be issued which are fully and immediately vested upon issuance or which vest in one or more installments over the Participant’s period of employment or other service to the Company or upon the attainment of specified performance objectives, or the Administrator may issue Stock Awards which entitle the Participant to receive a specified number of vested shares of Stock upon the attainment of one or more performance goals or service, requirements established by the Administrator.

Shares representing a Stock Award shall be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or issuance of one or more certificates (which may bear appropriate legends referring to the terms, conditions and restrictions applicable to such Award). The Administrator may require that any such certificates be held in custody by the Company until any restrictions thereon shall have lapsed and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

A Stock Award may be issued in exchange for any consideration which the Administrator may deem appropriate in each individual instance, including, without limitation:

(i) cash or cash equivalents;

(ii) past services rendered to the Company or any Affiliate; or

(iii) future services to be rendered to the Company or any Affiliate (provided that, in such case, the par value of the stock subject to such Stock Award shall be paid in cash or cash equivalents, unless the Administrator provides otherwise).

A Stock Award that is subject to restrictions on transfer and/or forfeiture provisions may be referred to as an award of “Restricted Stock” or “Restricted Stock Units.”

7. CHANGE IN CONTROL PROVISIONS.

(a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control:

(i) Any Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested to the extent such acceleration is then provided for in the grant agreement or is conferred by the Administrator;

(ii) The restrictions applicable to any outstanding Stock Award shall lapse, and the Stock relating to such Award shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant;

(iii) All outstanding repurchase rights of the Company with respect to any outstanding Award shall terminate, except for any repurchase rights that would be triggered by a subsequent termination of employment or services by the Participant; and

(iv) Outstanding Awards shall be subject to any purchase agreement or agreement of merger or reorganization that effects such Change in Control, which agreement shall provide for:

a) The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

b) The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

c) The substitution by the surviving corporation or its parent or subsidiary of equivalent awards for the outstanding Awards; or

d) Settlement of each vested share of Stock subject to an outstanding Award for the Change in Control Price (less, to the extent applicable, the per share exercise price), or, if the per share exercise price equals or exceeds the Change in Control Price, the outstanding Award shall terminate and be canceled.

(v) In the absence of any agreement with the Company effecting such Change in Control, each vested share of Stock subject to an outstanding Award shall be settled for the Change in Control Price (less, to the extent applicable, the per share exercise price), or, if the per share exercise price equals or exceeds the Change in Control Price, the outstanding Award shall terminate and be canceled.

(b) Definition of Change in Control. For purposes of the Plan, a “Change in Control” shall mean the happening of any of the following events:

(i) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14 (d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 40% or more of either (1) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) any acquisition by the Company; (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (4) any acquisition by any Person pursuant to a transaction which complies with clauses (I), (2) and (3) of subsection (iii) of this Section 7(b); or

(ii) Within any period of 24 consecutive months, a change in the composition of the Board such that the individuals who, immediately prior to such period, constituted the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided, however, for purposes of this Section 7(b), that any individual who becomes a member of the Board during such period, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board, but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

(iii) The approval by the stockholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (“Corporate Transaction”); excluding, however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 40% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which has a result of such transaction owns the Company or substantially, all of the Company’s assets, either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction; of the outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (other than the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company, by any corporation controlled by the Company, or by such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, more than 40% of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors, except to the extent that such ownership existed with respect to the Company prior to the Corporate Transaction; (3) individuals who were members of the Board immediately prior to the approval by the stockholders of the Corporation of such Corporate Transaction will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate transaction, and (4) a Corporate Transaction which results in the Company as the surviving entity; or

(iv) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company, other than to a corporation pursuant to a transaction which would comply with clauses (1), (2), (3) and (4) of subsection (iii) of this Section 7(b), assuming for this purpose that such transaction were a Corporate Transaction.

Notwithstanding the foregoing definition, in the event any then outstanding Award is determined to be a form of deferred compensation and subject to Code Section 409A, then only a Change of Control event described above which also constitutes a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Treasury Regulation 1.409A-3 shall have the impact provided in Sections 7(a)(i)-(iii), 7(a)(iv)(d) and 7(a)(v) above.

(c) Change in Control Price. For purposes of the Plan, “Change in Control Price” means the higher of (i) the highest reported sales price, regular way, of a share of Stock in any transaction reported on The American Stock Exchange or other national securities exchange on which such shares are listed or on NASDAQ, as applicable, during the 60-day period prior to and including the date of a Change in Control, (ii) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Stock paid in such tender or exchange offer or Corporate Transaction, and (iii) the Fair Market Value of a share of Stock upon the Change in Control. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Board.

(d) Participant Consent. A Participant, in the course of and as a condition to exercising a Stock Option, shall waive all rights to object to or dissent from a proposed Change in Control which is approved by the Board, and shall agree to consent and raise no objection to such approved Change in Control; and, without limiting the generality of the foregoing, the Participant shall agree to (i) vote the Participant’s share to approve the terms of such approved Change in Control and (ii) waive any appraisal rights that the Participant would have with respect to such approved Change in Control.

On and after the effective date of a Change in Control, a Participant may transfer shares of Stock acquired pursuant to the exercise of an Option; provided that in the event of a Change in Control approved by the Board, structured as a sale of shares of Stock, a Participant shall transfer all shares of Stock acquired by the Participant, pursuant to the exercise of an Option, on the same terms as the other holders of Stock of the Company.

8. MISCELLANEOUS.

(a) Amendment. The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would adversely affect the rights of a Participant under an Award theretofore granted without the Participant’s consent, except such an amendment (i) made to avoid an expense charge to the Company or an Affiliate, (ii) made to permit the Company or an Affiliate a deduction under the Code; or (iii) made to comply with or gain exemption from any statute that would otherwise impose adverse tax consequences on the Participants. No such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by law, agreement or the rules of any stock exchange or market on which the stock is listed.

The Administrator may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall adversely affect the rights of the holder thereof without the holder’s consent.

Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interests accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Administrator may modify or adjust the right so that pooling of interests accounting shall be available, including the substitution of Common Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interests accounting.

(b) Unfunded Status of Plan. It is intended that this Plan be an “unfunded” plan for incentive compensation. The Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Common Stock or make payments, provided that, unless the Administrator otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of this Plan.

(c) General Provisions.

(i) The Administrator may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange or market on which the Stock is then listed and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(ii) Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting other or additional compensation arrangements for its employees, directors and contract service providers.

(iii) The adoption of the Plan shall not confer upon any employee, director, consultant, independent contractor or advisor any right to continued employment, directorship or service, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment or service of any employee, consultant or advisor at any time.

(iv) No later than the date as of which an amount first becomes includible in the gross income of the

Participant for Federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Administrator, withholding obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned on such payment arrangements, and the Company, its Subsidiaries and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Administrator may establish such procedures as it deems appropriate for the settlement of withholding obligations with Stock.

(v) The Administrator shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant’s death are to be paid.

(vi) Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any shares of Common Stock, cash or other thing of value under this Plan or an agreement to be transferred to the Participant, and no shares of Common Stock, cash or other thing of value under this Plan or an agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

(vii) The grant of an Award shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

(viii) If any payment or right accruing to a Participant under this Plan (without the application of this Section 8(c)(viii), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate (“Total Payments”) would constitute a “parachute payment” (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under this Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code, provided, however, that the foregoing shall not apply to the extent provided otherwise in an Award or in the event the Participant is party to an agreement with the Company or an Affiliate that explicitly provides for an alternate treatment of payments or rights that would constitute “parachute payments.” The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Administrator in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Administrator in making such determination and providing the necessary information for this purpose. The foregoing provisions of this Section 8(c)(viii) shall apply with respect to any person only if, after reduction for any applicable Federal excise tax imposed by Section 4999 of the Code and Federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of this Plan and after reduction for only Federal income taxes. The Company shall have no liability or obligation under this Plan to reimburse or make whole any Participant for any tax, interest or penalty accruing with respect to any “parachute payment”.

(ix) To the extent that the Administrator determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Administrator in its discretion may modify those restrictions as it determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

(x) The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

(xi) If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

(xii) This Plan shall inure to the benefit of, and be binding upon, each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant’s heirs, legal representatives and successors.

(xiii) This Plan and each agreement granting an Award constitute the entire agreement with respect to the subject matter hereof and thereof.

(xiv) In the event there is an effective registration statement under the Securities Act pursuant to which shares of Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares of Stock received, directly or indirectly, as an Award or pursuant to the exercise or settlement of an Award and shall become party to a lockup agreement if so required by the underwriters.

(xv) None of the Company, an Affiliate or the Administrator shall have any duty or obligation to disclose affirmatively to a record or beneficial holder of Stock or an Award, and such holder shall have no right to be advised of, any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with receipt or the exercise of an Award or the Company’s purchase of Stock or an Award from such holder in accordance with the terms hereof.

(xvi) This Plan, and all Awards, agreements and actions hereunder, shall be governed by, and construed in accordance with, the laws of the state of Delaware (other than its law respecting choice of law).

9. DEFINITIONS.

For purposes of this Plan, the following terms are defined as set forth below:

(a) “Affiliate” means a corporation or other entity controlled by the Company and designated by the Administrator as such.

(b) “Award” means a Stock Appreciation Right, Stock Option or Stock Award.

(c) “Board” means the Board of Directors of the Company.

(d) “Cause” means, (i) the conviction of the Participant for committing a felony under Federal law or the law of the state in which such action occurred, (ii) dishonesty in the course of fulfilling the Participant’s duties as an employee or director of, or consultant or advisor to, the Company or (iii) willful and deliberate failure on the part of the Participant to perform such duties in any material respect. Notwithstanding the foregoing, if the Participant and the Company or the Affiliate have entered into an employment or services agreement which defines the term “Cause” (or a similar term), such definition shall govern for purposes of determining whether such Participant has been terminated for Cause for purposes of this Plan. The determination of Cause shall be made by the Administrator, in its sole discretion.

(e) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(f) “Commission” means the Securities and Exchange Commission or any successor agency.

(g) “Committee” means the Compensation Committee of Directors appointed by the Board to administer this Plan. With respect to Options granted at the time the Company is publicly held, if any, insofar as the Committee is responsible for granting Options to Participants hereunder, it shall consist solely of two or more directors, each of whom is a “Non-Employee Director” within the meaning of Rule 16b-3 and each of whom is also an “outside director” under Section 162(m) of the Code.

(h) “Company” means Lime Energy Co., a Delaware corporation.

(i) “Director” means a member of the Company’s Board of Directors.

(j) “Disability” means mental or physical illness that entitles the Participant to receive benefits under the long-term disability plan of the Company or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant’s duties for the Company or an Affiliate, provided, however, that a Disability shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered or incurred while participating in a criminal offense. Notwithstanding the foregoing, if the Participant and the Company or an Affiliate have entered into an employment or services agreement which defines the term “Disability” (or a similar term), such definition shall govern for purposes of determining whether such Participant suffers a Disability for purposes of this Plan. The determination of Disability shall be made by the Administrator, in its Sole discretion. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

(k) “Effective Date” means April 8, 2008.

(l) “Eligible Individual” means any officer, employee or director of the Company or a Subsidiary or Affiliate, or any consultant, independent contractor or advisor providing services to the Company or a Subsidiary or Affiliate.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(n) “Fair Market Value” means, as of any given date, the fair market value of the Stock as determined by the Administrator or under procedures established by the Administrator. Unless otherwise determined by the Administrator, the Fair Market Value per share shall be the closing sales price per share of the Stock on The American Stock Exchange (or the principal stock exchange or market on which the Stock is then traded) on the date as of which such value is being determined or the last previous day on which a sale was reported. If the Stock is not publicly traded then Fair Market Value shall be determined by the Administrator, in its sole discretion, in accordance with Treasury Regulation 1.409A-1(b)(5)(iv) provisions applicable to the valuation of stock not readily tradeable on an established securities market, by using a reasonable valuation method and taking into consideration all relevant factors, facts and circumstances.

(o) “Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a Participant (including adoptive relationships); any person sharing the Participant’s household (other than a tenant or employee); any trust in which the Participant and any of these persons have all of the beneficial interest; any foundation in which the Participant and any of these persons control the management of the assets; any corporation, partnership, limited liability company or other entity in which the Participant and any of these other persons are the direct and beneficial owners of all of the equity interest (provided the Participant and these other persons agree in writing to remain the direct and beneficial owners of all such equity interests); and any personal representative of the Participant upon the Participant’s death for purposes of administration of the Participant’s estate or upon the Participant’s incompetency for purposes of the protection and management of the assets of the Participant.

(p) “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(q) “NASDAQ” means The NASDAQ Stock Market, including the NASDAQ National Market and the NASDAQ SmallCap Market.

(r) “Non-Employee Director” means a Director who is not an officer or employee of the Company.

(s) “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(t) “Optionee” means a person who holds a Stock Option.

(u) “Participant” means a person granted an Award.

(v) “Representative” means (i) the person or entity acting as the executor or administrator of a Participant’s estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had his or her primary residence at the date of the Participant’s death; (ii) the person or entity acting as the guardian or temporary guardian of a Participant; (iii) the person or entity which is the beneficiary of the Participant upon or following the Participant’s death; or (iv) any person to whom an Option has been transferred with the permission of the Administrator or by operation of law; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Administrator.

(w) “Stock” means common stock, par value $0.0001 per share, of the Company.

(x) “Stock Appreciation Right” means a right granted under Section 5.

(y) “Stock Award” means an Award, other than a Stock Option or Stock Appreciation Right, made in Stock or denominated in shares of Stock.

(z) “Stock Option” means an option granted under Section 4.

(aa) “Subsidiary” means any company during any period in which it is a “subsidiary corporation” (as such term is defined in Section 424(f) of the Code) with respect to the Company.

(bb) “Ten Percent Holder” means any individual who owns, or is deemed to own, stock possessing 10% or more of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary corporation of the Company, determined pursuant to the rules applicable to Section 422(b)(6) of the Code.

In addition, certain other terms used herein have the definitions given to them in the first places in which they are used.